UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 1, 2007
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14120 Ballantyne Corporate Place, Ste. 350, Charlotte, NC		28271

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit 3.1

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End.
On November 1, 2007, the Board of Directors of Lance, Inc. (the “Company”) voted to amend Sections 7.1, 7.2 and 7.3 of Article VII of the Bylaws of the Company, as amended, to expressly allow for the issuance and transfer of uncertificated shares of the Company’s capital stock. The amendments were adopted in response to Rule 4350(l) of The Nasdaq Stock Market, LLC (“Nasdaq”), which requires all Nasdaq listed companies to be eligible for the Direct Registration System. The Amended and Restated Bylaws of the Company are attached as Exhibit 3.1 hereto and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
3.1	Bylaws of Lance, Inc., as amended through November 1, 2007

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC.
Date: November 2, 2007	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

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SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
November 1, 2007	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Bylaws of Lance, Inc., as amended through November 1, 2007

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